_______________________________________________________________________________


                        SECURITIES AND EXCHANGE COMMISION

                              Washington D.C. 20549
                       ___________________________________


                                   FORM 8-K/A


                                 CURRENT REPORT

                      ___________________________________


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                      ___________________________________
         Date of Report (Date of earliest event reported): June 15, 1998

                       ___________________________________
                                 AMENDMENT NO. 1

                            Magellan Technology, Inc.
                      ___________________________________
             (Exact name of registrant as specified in its charter)



          UTAH                        0-18271                    87-0284979
     _______________              ______________              _______________
 (State or other jurisdiction  (Commission File No.)            (IRS Employer
     incorporation)                                          Identification No.)



                              13526 South 110 West
                               Draper, Utah 84020
                       ___________________________________
          (Address of principal executive officers, including zip code)




                                 (801) 495-2211
                      ___________________________________
              (Registrant's telephone number, including area code)

_______________________________________________________________________________
_______________________________________________________________________________

                                TABLE OF CONTENTS

     This amendment to the current report in form 8-K dated June 26, 1998 is being filed by Magellan Technology, Inc. to provide the audited financial statements.

Item 7.  AUDITED FINANCIAL STATEMENTS

       (a)  Financial Statements of business acquired:                    Page

         Report of Independent Public Accountants                          3

          Balance Sheets as of December 31, 1996 and 1997                  4

         Statement of Operations and Net Assets for the years
         Ended  December 31, 1996 and 1997                                 5

         Statements of Cash Flows for the years ended
         December 31, 1996 and 1997                                        6

         Notes to the Financial Statements                                 7

                          INDEPENDENT AUDITORS' REPORT








     To the Trustee of Digital Health We have audited the accompanying balance sheet of Digital Health (a Trust) as of December 31, 1997 and 1996, and the related statements of income and net assets, and cash flows for the years then ended. These financial statements are the responsibility of the Company's trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Digital Health as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.






/S/  Tanner @ Co.
___________________________________
     Tanner & Co.




Salt Lake City, Utah
May 19, 1998, except for note 9
which is dated June 15, 1998

                                                                 DIGITAL HEALTH

                                                                  Balance Sheet

                                                                  December 31,
------------------------------------------------------------------------------




                                                      1997              1996
                                                  ------------------------------
              Assets

Current assets:
     Cash                                         $   20,186          $     37
     Trade receivables, current portion               59,248            40,444
     Inventories                                      10,146            10,629
                                                  ------------------------------

                  Total current assets                89,580            51,110

Equipment, net of accumulated amortization
of $8,734                                             34,938                 -
Trade receivables                                     12,889             4,898
                                                  ------------------------------

                                                  $  137,407          $ 56,008
                                                  ------------------------------

-------------------------------------------------------------------------------


              Liabilities and Net Deficit

Cash overdraft                                     $  15,901          $  1,079
Accounts payable                                      60,230            64,359
Accrued expenses                                      79,047            61,285
Notes payable                                              -            39,670
Current potion of long-term debt                      26,089                 -
                                                  ------------------------------

                  Total current liabilities          181,267           166,393
                                                  ------------------------------

Long-term debt                                        39,997                 -
                                                  ------------------------------

Commitments and contingencies                              -                 -

Net deficit                                           (83,857)         (110,385)
                                                  ------------------------------

                                                    $ 137,407         $  56,008
                                                  ------------------------------



-------------------------------------------------------------------------------


See accompanying notes to financial statements.

                                                               DIGITAL HEALTH
                                Statement of Operations and Net Assets (Deficit)

                                                       Years Ended December 31,
--------------------------------------------------------------------------------





                                                      1997              1996
                                                  -----------------------------

Net sales                                       $ 1,104,220$          509,115
                                                  -----------------------------

Costs and expenses:
     Cost of sales                                  348,295           120,070
     General and administrative                     575,508           391,692
     Research and development                        40,179            66,287
     Interest                                        13,075             8,346
                                                   ----------------------------

                                                    977,057           586,395
                                                  ------------------------------

                  Net income (loss)                 127,163           (77,280)

Net assets (deficit):
     Beginning of year                             (110,385)           25,525
     Distributions                                 (100,635)          (58,630)
                                                   -----------------------------

                  End of year                   $   (83,857)      $  (110,385)
                                                  ------------------------------







-----------------------------------------------------------------------------


See accompanying notes to financial statements.

                                                                 DIGITAL HEALTH

                                                        Statement of Cash Flows

                                                       Years Ended December 31,
-------------------------------------------------------------------------------




                                                          1997           1996
                                                   -----------------------------
Cash flows from operating activities:
  Net income (loss)                                $   127,163     $   (77,280)
  Adjustments to reconcile net income
  (loss) to net cash
  provided by operating activities:
   Amortization expense                                  8,734              -
   Changes in assets and liabilities:
    (Increase) decrease in accounts receivable         (26,795)          26,926
     Decrease (increase) in inventories                    483           (4,396)
    (Decrease) increase in accounts payable             (4,129)          21,447
     Increase in accrued expenses                       17,762           54,450
     Increase (decrease) in cash overdraft              14,822           (2,150)
                                                 -------------------------------

                  Net cash provided by
                  operating activities                 138,040           18,997
                                                  ------------------------------

Cash flows from investing activities-                     -                -
                                                  ------------------------------

Cash flows from financing activities:
     (Decrease) increase in notes payable              (39,670)          39,670
     Proceeds from long-term debt                       36,062             -
     Payments on long-term debt                        (13,648)            -
     Distributions                                    (100,635)         (58,630)
                                                  ------------------------------

                  Net cash used in
                  financing activities                (117,891)         (18,960)
                                                   -----------------------------

                  Net increase in cash                  20,149               37

Cash, beginning of year                                     37                -
                                                  ------------------------------

Cash, end of year                                  $    20,186      $        37
                                                 -------------------------------




------------------------------------------------------------------------------


See accompanying notes to financial statements.

                                                               DIGITAL HEALTH

                                                  Notes to Financial Statements

                                                     December 31, 1997 and 1996
-------------------------------------------------------------------------------


 1.  Summary of
     Business
     and
     Significant
     Accounting
     Policies

Organization

Digital Health (the Company) is a trust organized in the state of Utah. Vaughn R. Cook is the Trustee, and the VRC & KCC Family Trust is the beneficiary.

The Company has developed and markets a comprehensive stress management system called the Omega Acubase System. This system is computer-based and measures sensitive points on the skin in order to determine the best means to providing relief. The Company operates within the medical industry.


Cash Equivalents

For purposes of the statement of cash flows, cash includes all cash and investments with original maturities to the Company of three months or less.


Receivables

The Company provides credit terms to customers, which may require installment payments, including interest, over a period greater than one year. Accordingly, all receivables due within one year are recorded as current assets and those not due within one year are reflected as long-term.


Inventories

Inventories consist primarily of finished goods and are recorded at the lower of cost or market, cost being determined on a first-in, first-out
(FIFO) method.

Equipment

Equipment is recorded at cost, less accumulated amortization.
Amortization on capital leases is determined using the straight-line method over the estimated useful lives of the assets or terms of the lease. Expenditures for maintenance and repairs are expensed when incurred and betterments are capitalized.


Revenue Recognition

Revenue is recognized upon shipment of the product.


-------------------------------------------------------------------------------




                                                                 DIGITAL HEALTH

                                                  Notes to Financial Statements
                                                                      Continued

-------------------------------------------------------------------------------



 1.  Summary of
     Business
     and
     Significant
     Accounting
     Policies
     Continued

Trust - Income Tax Status

In lieu of income taxes, the beneficiaries of the Trust are taxed on the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements.

Concentration of Credit Risk

Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of trade receivables. In the normal course of business, the Company provides credit terms to its customers.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such account and believes it is not exposed to any significant credit risk on cash and cash equivalents.

The Company's customer base consists primarily of medical doctors. Although the Company is directly affected by the well-being of the medical industry, management does not believe significant credit risk exists at December 31, 1997.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


-----------------------------------------------------------------------------



                                                                 DIGITAL HEALTH

                                                  Notes to Financial Statements
                                                                      Continued
------------------------------------------------------------------------------




2.   Notes
     Payable
     Notes payable consist of the following:


                                                        December 31,
                                            ------------------------------------
                                                   1997              1996
                                            ------------------------------------

Note payable to an individual,
including interest at 75%, due on
demand, secured by inventory                $       -          $     30,000

Non-interest bearing note payable to
an entity controlled by the trustee of
the Company, due on demand                          -                 9,670
                                            ------------------------------------

                                            $       -          $     39,670
                                            ------------------------------------

3.   Long-Term
     Debt

                                                        December 31,
                                            ------------------------------------
                                                   1997              1996
                                            ------------------------------------

Note payable to a financing company
in monthly installments of $742,
including interest at 16%,secured by
inventory                                   $    21,015          $      -

Note payable to a financing company
in monthly installments of $340,
including interest at 13%, secured by
inventory                                        15,047                 -



Capital lease obligation (see note 4)            30,024                 -
                                            ------------------------------------

                                                  66,086                -

Less current portion                             (26,089)               -
                                            ------------------------------------

Long-term debt                              $     39,997         $      -
                                            ------------------------------------



-------------------------------------------------------------------------------




                                                                 DIGITAL HEALTH

                                                  Notes to Financial Statements
                                                                      Continued

-------------------------------------------------------------------------------

3.   Long-Term
     Debt
     Continued

Future maturities of long-term debt are as follows:


Year Ending December 31:                                       Amount
                                                          -----------------

                           1998                           $          26,089
                           1999                                      21,306
                           2000                                      11,053
                           2001                                       4,127
                           2002                                       3,511
                                                          -----------------

                                                          $          66,086
                                                          -----------------



4.   Lease
     Obligations

Operating Lease Obligations
During 1997, the Company entered into an operating lease for office equipment. Total lease rentals charged to operations was approximately $1,670 for the year ended December 31, 1997. Minimum future rental payments under the non-cancelable operating lease are as follows:


     Year Ending December 31:                                  Amount
                                                          -----------------

                           1998                           $           4,009
                           1999                                       4,009
                           2000                                       2,672
                                                          -----------------

                                                          $          10,690
                                                          -----------------




-------------------------------------------------------------------------------

                                                                 DIGITAL HEALTH

                                                  Notes to Financial Statements
                                                                      Continued

------------------------------------------------------------------------------




4.   Lease
     Obligations
     Continued

Capital Lease Obligations
During 1997, the Company entered into a capital lease agreement for certain equipment. The assets under capital lease have been capitalized at a cost of $43,672 and accumulated amortization totaled $8,734 at December 31, 1997. Future maturities and minimum lease payments on capital lease obligations as of December 31, 1997 are as follows:


Year Ending December 31:                                       Amount
                                                          -----------------

     1998                                                 $          20,846
     1999                                                            12,289
                                                          -----------------

     Total minimum lease payments                                    33,135

     Less amount representing interest                               (3,111)
                                                          -----------------

     Present value of net minimum lease payments          $          30,024
                                                          -----------------

Amortization expense for assets under capital lease during the year ended December 31, 1997 was $8,734.


5.   Related
     Party
     Transactions

An entity owned by the trustee member of the Company performs research and development services for the Company. Total research and development fees paid to the related entity for the years ended December 31, 1997 and 1996, was $40,179 and $66,287, respectively.


At December 31, 1996, the Company had a note payable to an entity controlled by the Company s trustee (see note 2).



-------------------------------------------------------------------------------

                                                                 DIGITAL HEALTH

                                                  Notes to Financial Statements
                                                                      Continued

-------------------------------------------------------------------------------


6.   Fair Value of
     Financial
     Instruments

None of the Company's financial instruments are held for trading purposes. The Company estimates that the fair value of all financial instruments at December 31, 1997, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the company using available market information and appropriate valuation methodologies. Considerable judgement is necessarily required in interpreting market data to develop the estimates of fair value, and, accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.


7.   Supplemental
     Cash Flow
     Information

During the year ended December 31, 1997, the Company purchased equipment of $43,672 in exchange for long-term debt.

Actual amounts paid for interest during the years ended December 31, 1997 and 1996 was $12,900 and $-0-, respectively.


8.   Export Sales

Export sales to unaffiliated customers were approximately $201,000 and $-0- in 1997 and 1996, respectively.


9.   Subsequent
     Event

On June 15, 1998, the Company sold its license and technology to the stress management system, which has been the Company s primary source of revenue.

-----------------------------------------------------------------------------

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned thereto duly authorized.

                              Magellan Technology, Inc.

                              \s\ Douglas M. Angus
                              -------------------------------------
                              Douglas M. Angus
                              Vice President of Finance, Chief Financial Officer